UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 29, 2009

ELECTRONIC ARTS INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-17948	94-2838567
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

209 Redwood Shores Parkway, Redwood City, California 94065-1175

(Address of Principal Executive Offices) (Zip Code)

(650) 628-1500

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Stockholders of Electronic Arts Inc. (“EA”) held on July 29, 2009, EA’s stockholders approved amendments to EA’s 2000 Equity Incentive Plan (the “Equity Plan”) to (a) increase the number of shares authorized under the Equity Plan by 20,800,000 shares, and (b) replace the 1.82 multiple that is currently used to reduce the number of shares remaining available for issuance under the Equity Plan upon issuance of restricted stock and restricted stock unit awards with 1.43, so that each share of restricted stock or restricted stock unit awards granted after July 29, 2009 will reduce the number of shares remaining available for issuance by 1.43 shares.

A summary of the Equity Plan is included with EA’s definitive proxy statement filed with the Securities and Exchange Commission on June 12, 2009 (the “Definitive Proxy Statement”) as Appendix A. The summary of the Equity Plan does not purport to be complete and is qualified by and subject to the full text of the Equity Plan, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

EA’s stockholders also approved an amendment to EA’s 2000 Employee Stock Purchase Plan (the “Purchase Plan”) to increase by 3,000,000 the number of shares reserved for issuance under the Purchase Plan.

A summary of the Purchase Plan is included with EA’s Definitive Proxy Statement as Appendix B. The summary of the Purchase Plan does not purport to be complete and is qualified by and subject to the full text of the Purchase Plan, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 8.01.	Other Events.

At the Annual Meeting of Stockholders of EA, the stockholders also elected Leonard S. Coleman, Jeffrey T. Huber, Gary M. Kusin, Geraldine B. Laybourne, Gregory B. Maffei, Vivek Paul, Lawrence F. Probst III, John S. Riccitiello, Richard A. Simonson and Linda J. Srere to EA’s Board of Directors to hold office for a one-year term. The stockholders also approved EA’s Employee Stock Option Exchange Program and ratified the appointment of KPMG LLP as EA’s independent registered public accounting firm for fiscal year 2010.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	2000 Equity Incentive Plan, as amended, and related documents.

10.2	2000 Employee Stock Purchase Plan, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC ARTS INC.

Dated: July 29, 2009	By:	/s/ Stephen G. Bené
Stephen G. Bené
Senior Vice President,
General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
10.1	2000 Equity Incentive Plan, as amended, and related documents.

10.2	2000 Employee Stock Purchase Plan, as amended.